SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 1, 2000
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                          GLOBALNET FINANCIAL.COM, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
                         ------------------------------
                            (State of Incorporation)

       33-21443                                                 06-1489574
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 (Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)



        7284 W. Palmetto Park Road, Suite 210, Boca Raton, Florida 33433
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               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 417-8053
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              (Registrant's telephone number, including area code)

         Item 2.  Acquisition or Disposition of Assets.

         On August 1, 2000, GlobalNet Financial.com, Inc., a Delaware corporation ("GLBN"), acquired 100% of the outstanding common stock of Dalton Kent Securities Group, Inc., a New York corporation ("Dalton Kent"), a full service broker dealer offering stocks, bonds, options and mutual funds to United States (U.S.) and non-U.S. investors. As consideration, the Company issued to the eleven stockholders of Dalton Kent an aggregate of 1.45 million common shares having a fair market value at the time of issuance of $14.00 per share or an aggregate value of $20.3 million. The consideration was the product of arms length negotiations and was based on the prior operating history of Dalton Kent and its prospects when integrated into the operating and business model of the Company. The transaction is subject to National Association of Securities Dealers ("NASD") approval as a change in control.

         A copy of the Agreement and Plan of Merger is filed herewith as Exhibit
2.1 and incorporated by reference herein.

         Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  It is impracticable for the Registrant to file the financial information of the business acquired at this time and such financial information will be filed by amendment to this Current Report on Form 8-K not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information.

                  It is impracticable for the Registrant to file the pro forma financial information required hereunder at this time and such pro forma financial information will be filed by amendment to this Current Report on Form 8-K Pro not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (c)      Exhibits.

                  Exhibits not included in this Report will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

                  Exhibit No.
                  -----------
                                Description
                                -----------

                  2.1 Agreement and Plan of Merger dated as of July 31, 2000 by and among GlobalNet Financial.com, Inc., GlobalNetSecurities Mergerco, Inc., Dalton Kent Securities Group, Inc., and the stockholders of Dalton Kent Securities Group, Inc.

                                 Exhibit Index


Index No.         Description
---------         -----------

  2.1 Agreement and Plan of Merger dated as of July 31, 2000 by and among GlobalNet Financial.com, Inc., GlobalNetSecurities Mergerco, Inc., Dalton Kent Securities Group, Inc., and the stockholders of Dalton Kent Securities Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 2000

                                       GLOBALNETFINANCIAL.COM, INC.

                                       By:  s/s Stanley Hollander
                                          --------------------------------------
                                            Stanley Hollander
                                            Chairman of the Board, President
                                            and Chief Executive Officer